UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006

SINO-AMERICAN DEVELOPMENT CORPORATION
(Exact name of Registrant as specified in charter)

Nevada	0-26760	20-5065416
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

10900 Wilshire Boulevard, Suite 500
Los Angeles, California 90024
(Address of principal executive offices)

Registrant’s telephone number, including area code: (310) 208-1182

1427 West Valley Boulevard, Suite 101
Alhambra, California 91803
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement

On December 11, 2006, the Registrant entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with twenty-two accredited investors (collectively, the “Buyers”) pursuant to which the Registrant issued 12,505,000 shares of the Company’s common stock, par value $0.001 (the “Common Stock”), in consideration for an aggregate of $12,505 in cash.

There are no material relationships between the Registrant or its affiliates and any of the parties of the Stock Purchase Agreement other than as disclosed in Item 5.02 below with regard to Mr. Silas Phillips.

The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02 Unregistered Sales Of Equity Securities

Pursuant to the Stock Purchase Agreement, the Registrant issued 12,505,000 shares of the Registrant’s Common Stock to the Buyers in exchange for an aggregate of $12,505. The offer and sale of all securities pursuant to the foregoing transaction was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), under Rule 506 with reference to the following facts and circumstances: (1) the investors were accredited within the meaning of Rule 501(a); (2) the transfer of the securities were restricted by the Registrant in accordance with Rule 502(d); (3) there were no, and in any case no more than 35 non-accredited investors in the transaction within the meaning of Rule 506(b), after taking into consideration all prior investors under Section 4(2) of the Securities Act within the twelve months preceding the transaction; and (4) none of the offers and sales were effected through any general solicitation or general advertising within the meaning of Rule 502(c).

Item 5.01  Changes in Control of Registrant

On December 11, 2006, Erick E. Richardson Jr., acquired 13,865,108 shares of the Registrant’s common stock directly from stockholders Fang Zhong, a current director of the Registrant and the Registrant’s former President, Chief Executive Officer, Chief Financial Officer, and Treasurer; Hu Min, a current director of the Registrant and the Registrant’s former Secretary; Fang Wei Jun, a current director of the Registrant; and Fang Zhong in his capacity as legal representative of Fang Hui (collectively, the “Selling Stockholders”). In addition, Mr. Richardson acquired 6,933,929 shares of Common Stock as part of the stock purchase transaction described in Item 1.01 herein. As a result of these transactions, Mr. Richardson holds 20,799,037 shares of Common Stock or approximately 73.19% of the total outstanding stock of the Registrant. The source of funds used as consideration was from cash on hand. No part of the consideration used to acquire control of the Registrant was from a loan. Control was acquired from the Registrant and Selling Stockholders. The total cash consideration used by Mr. Richardson to acquire control of the Registrant was $333,250. There are no arrangements that may result in a change of control of the Registrant.

In connection with change in control, the following directors of the Registrant agreed to resign: Fang Zhong, Hu Min, Fang Wei Jun, Fang Wei Feng, and Dick R. Lee. In addition, the parties agreed that Silas Philips shall be appointed President, Chief Executive Officer, Treasurer, Chief Financial Officer, Secretary, and a director. Reference is made to Item 5.02 of this Current Report on Form 8-K which is incorporated by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective December 11, 2006, Mr. Fang Zhong resigned as President, Chief Executive Officer, Treasurer and Chief Financial Officer of the Registrant.

Effective December 11, 2006, Ms. Hu Min resigned as Secretary of the Registrant.

Effective December 11, 2006, Mr. Silas Phillips was appointed as the President, Chief Executive Officer, Treasurer, Chief Financial Officer, and Secretary of the Registrant. Mr. Phillips currently has no employment agreement with the Registrant. Other than the transaction described in Item 1.01 above, no transactions occurred in the last two years to which the Registrant was a party in which Mr. Phillips had or is to have a direct or indirect material interest.

Mr. Silas Phillips, age 35, is the Registrant’s President, Chief Executive Officer, Treasurer, Chief Financial Officer, and Secretary. Mr. Phillips is also currently the President and Chief Executive Officer of Internet Media Group, Inc., a company he formed and has owned since March 1999. Internet Media Group, Inc. provides E-Commerce, Business Development and Project Management consulting services, and develops outsourcing relationships with outbound telemarketing organizations. Mr. Phillips’ business experience includes the creation and development of fully automated and robust backend lead generation systems comprised of Client, Vendor and Reporting modules. Mr. Phillips has also served as a management consultant to companies in his field of expertise.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document

10.1	Stock Purchase Agreement, dated December 11, 2006, by and among the Registrant and the purchasers signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2006	SINO-AMERICAN DEVELOPMENT
CORPORATION

	By:	/s/ Silas Phillips
Silas Phillips,
Chief Executive Officer